                             ARGO-TECH CORPORATION
                             LETTER OF TRANSMITTAL
                   8 5/8% SENIOR SUBORDINATED NOTES DUE 2007
                          ISSUED ON DECEMBER 17, 1998
                           CUSIP:

                       TO: HARRIS TRUST AND SAVINGS BANK
                      C/O HARRIS TRUST COMPANY OF NEW YORK
                               THE EXCHANGE AGENT

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
              , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

        By Registered or Certified Mail, Overnight Courier, or By Hand:
                         Harris Trust and Savings Bank
                      c/o Harris Trust Company of New York
                           Corporate Trust Department
                                   19th Floor
                                 88 Pine Street
                            New York, New York 10005

                                 By Facsimile:
                         Harris Trust and Savings Bank
                      c/o Harris Trust Company of New York
                           Corporate Trust Department
                                 (212) 701-7636
                             Confirm by telephone:
                                 (212) 701-7624
                            ------------------------

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OUTSTANDING NOTES TO HARRIS TRUST AND SAVINGS BANK, THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

     The undersigned acknowledges receipt of the prospectus dated
               , 1999 of Argo-Tech Corporation (the "Company") and this Letter of Transmittal, which together constitute the Company's offer to exchange $1,000 principal amount of its 8 5/8% Senior Subordinated Notes due 2007 (the "New Notes"), which have been registered under the Securities Act of 1933 pursuant to a registration statement of which the prospectus is a part, for each $1,000 principal amount of its outstanding 8 5/8% Senior Subordinated Notes due 2007 that were issued on December 17, 1998 (the "Outstanding Notes"), of which $55,000,000 principal amount is outstanding, upon the terms and conditions set forth in the prospectus. THIS OFFER DOES NOT APPLY TO THE COMPANY'S 8 5/8% SENIOR SUBORDINATED NOTES DUE 2007 THAT WERE ORIGINALLY ISSUED BEFORE DECEMBER 17, 1998. PLEASE EXAMINE THE DATE OF YOUR NOTES CAREFULLY BEFORE TENDERING.

     For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive a New Note having a principal amount equal to that of the surrendered Outstanding Note. Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Outstanding Notes surrendered in exchange or, if no interest has been paid on the Outstanding Notes, from the date of original issue of the Outstanding Notes. Holders of Outstanding Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Outstanding Notes. The Company reserves the right, at any time or from time to time, to extend this exchange offer at its discretion, in which event the term "Expiration

Date" shall mean the latest time and date to which this exchange offer is extended. The Company shall notify the exchange agent of any extension by oral (promptly confirmed in writing) or written notice and will make a public announcement thereof, each prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by holders if:

          - certificates representing Outstanding Notes are to be physically delivered to the exchange agent herewith by holders;

          - tender of Outstanding Notes is to be made by book-entry transfer to the exchange agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the prospectus under "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes; or

          - tender of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to this exchange offer means any person:

          - in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder, or

          - whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the exchange agent. See Instruction 11 herein.

     HOLDERS WHO WISH TO ACCEPT THE OFFER TO EXCHANGE AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

------------------------------------------------------------------------------------------------------------------
               DESCRIPTION OF 8 5/8% SENIOR SUBORDINATED NOTES DUE 2007 ISSUED ON DECEMBER 17, 1998
                                               (OUTSTANDING NOTES)
                                                                                AGGREGATE
                                                                                PRINCIPAL           PRINCIPAL
                                                                                 AMOUNT              AMOUNT
                                                                               REPRESENTED          TENDERED
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         CERTIFICATE             BY               (IF LESS
              (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*        CERTIFICATE(S)        THAN ALL)**
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                              TOTAL
------------------------------------------------------------------------------------------------------------------

  * Need not be completed by holders tendering by book-entry transfer.

 ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)," If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

    The minimum permitted tender is $1,000 in principal amount of Outstanding Notes. All other tenders must be integral multiples of $1,000.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if the Outstanding Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained by DTC.

     Issue certificate(s) to:

Name: ..........................................................................
                                     (Please Print)

Address: .......................................................................

 ................................................................................
                               (Include Zip Code)

 ................................................................................
                  (Tax Identification or Social Security No.)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Outstanding Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

     Mail to:

Name: ..........................................................................
                                     (Please Print)

Address: .......................................................................

 ................................................................................
                               (Include Zip Code)

 ................................................................................
                  (Tax Identification or Social Security No.)

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                             ------------------------------------------------
DTC Book-Entry Account Number:
                              -----------------------------------------------
Transaction Code Number:
                        -----------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                               ----------------------------------------------
Window Ticket Number (if any):
                              -----------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
Account Number:
              ---------------------------------------------------------------
Transaction Code Number:
                       ------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ------------------------------------------------------------------------
Address:
       ----------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of the Company and as trustee under the indenture for the Outstanding Notes and New Notes) with respect to the tendered Outstanding Notes with full power of substitution to:

          - deliver certificates for such Outstanding Notes to the Company, or transfer ownership of such Outstanding Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and

          - present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and subject to the conditions of the exchange offer.

     The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that

          - any New Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the holder receiving such New Notes, whether or not such person is the holder,

          - that neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and

          - that neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

     The undersigned also acknowledges that this exchange offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Outstanding Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933), without compliance with the registration and prospectus delivery provisions of the Securities Act of 1933, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, acknowledges that it will deliver a prospectus in connection with any resale of such New Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933.

     The undersigned hereby acknowledges and agrees that any broker-dealer and any holder using the exchange offer to participate in a distribution of New Notes could not rely on the staff of the Securities and Exchange Commission's position set forth in certain no-action letters and must comply with the registration and prospectus delivery requirements of the Securities Act of 1933 in connection with a secondary resale transaction. Such a secondary resale transaction must also be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by such holder in exchange for Outstanding Notes acquired by such holder directly from the Company or an affiliate of the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the prospectus.

     For purposes of the exchange offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral or written notice thereof to the exchange agent.

     If any tendered Outstanding Notes are not accepted for exchange pursuant to the exchange offer for any reason, certificates for any such unaccepted Outstanding Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

     Unless otherwise indicated under "Special Payment and Delivery Instructions," please issue the certificates representing the New Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of the undersigned (or in either such event in the case of the Outstanding Notes tendered by DTC, by credit to the undersigned's account, at DTC). Similarly, unless otherwise indicated under "Special Payment and Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Payment and Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered.

     Holders of Outstanding Notes who wish to tender their Outstanding Notes and

          - whose Outstanding Notes are not immediately available, or

          - who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date, or

          - cannot complete the procedure for book-entry transfer prior to the Expiration Date may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY


X ..........................................................    ...............................
                                                                Date

X ..........................................................    ...............................
Signature(s) of Registered Holder(s) or Authorized Signatory    Date

Area Code and Telephone Number: ................................................

The above lines must be signed by the registered holder(s) of Outstanding Notes as their name(s) appear(s) on the Outstanding Notes or, if the Outstanding Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s): .......................................................................
 ................................................................................
                                 (Please Print)

Capacity: ......................................................................
Address: .......................................................................
                               (Include Zip Code)

                 SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION
                         (If Required by Instruction 4)

Certain signatures must be Guaranteed by an Eligible Institution.
 ................................................................................
                             (Authorized Signature)

 ................................................................................
                                    (Title)

 ................................................................................
                                 (Name of Firm)

Dated: ..................................................................., 1999

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter and Notes; Guaranteed Delivery Procedures. This Letter is to be completed by holders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the prospectus. Certificates for all physically tendered Outstanding Notes, or transfer confirmation of, book-entry, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile) and any other documents required by this Letter, must be received by the exchange agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

     Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the prospectus. These procedures require that:

          - such tender must be made through an Eligible Institution (as defined in Instruction 4 below),

          - prior to the Expiration Date, the exchange agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, or a transfer confirmation of, book-entry and any other documents required by this Letter will be deposited by the Eligible Institution with the exchange agent, and

          - the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or transfer confirmation of, book-entry as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

     See "The Exchange Offer" section in the prospectus for more information.

     2. Tender by Holder. Only a holder of Outstanding Notes may tender such Outstanding Notes in the exchange offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter on his or her behalf or must, prior to completing and executing this Letter and delivering his or her Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

     3. Partial Tenders. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 8 5/8% Senior Subordinated Notes due 2007 issued on December 17, 1998 (Outstanding Notes)" above. The entire principal amount of Outstanding Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

     4. Signatures on This Letter; Powers of Attorney and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the New Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names on the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Outstanding Notes or signatures on powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program ("Eligible Institutions").

     Signatures on this Letter must be guaranteed by an Eligible Institution unless the Outstanding Notes are tendered

          - by a registered holder of Outstanding Notes (which term, for purposes of the exchange offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or

          - for the account of an Eligible Institution.

     5. Special Payment and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Outstanding Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Noteholders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter.

     6. Tax Identification Number. Federal income tax law requires that a holder whose offered Outstanding Notes are accepted for exchange must provide the Company (as payer) with his, her or its correct taxpayer identification number ("TIN"), which, in the case of an exchanging holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to Outstanding Notes purchased pursuant to the exchange offer may be subject to backup withholding at a 31% rate. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     To prevent backup withholding, each exchanging holder must provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that

          - the holder is exempt from backup withholding,

          - the holder has been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or

          - the IRS has notified the holder that he, she or it is no longer subject to backup withholding.

     In order to satisfy the exchange agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the exchange agent.

     If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the exchange offer. If, however, certificates representing New Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

     8. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the exchange offer in the case of any Outstanding Notes tendered.

     9. No Conditional Transfers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Neither the Company, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

     10. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any tendering holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instructions.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance for additional copies of the prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the exchange agent at the address specified in the prospectus.

                       (DO NOT WRITE IN THE SPACE BELOW)

      CERTIFICATE                 OUTSTANDING NOTES              OUTSTANDING NOTES
      SURRENDERED                     TENDERED                       ACCEPTED
      -----------                 -----------------              -----------------

  ------------------             ------------------             ------------------

  ------------------             ------------------             ------------------

  ------------------             ------------------             ------------------
  ------------------             ------------------             ------------------

     Delivery Prepared by_________________  Checked By___________  Date________

                      PAYER'S NAME: ARGO-TECH CORPORATION
--------------------------------------------------------------------------------

 Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)
--------------------------------------------------------------------------------------------------------------------------------
 Address
--------------------------------------------------------------------------------------------------------------------------------
 City, state and ZIP Code
--------------------------------------------------------------------------------------------------------------------------------
 List account number(s) here (optional)
--------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                  PART I -- Please provide your Tax-
FORM W-9                                    payer Identification Number               ---------------------------------------
                                            ("TIN") in the box at right and           Social Security Number
DEPARTMENT OF THE TREASURY                  certify by signing and dating below.
INTERNAL REVENUE SERVICE                                                              OR ---------------------------------
                                                                                      TIN
                                           ------------------------------------------------------------------------------------
                                            PART II -- Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.  [ ]
                                           ------------------------------------------------------------------------------------
                                            PART III -- AWAITING TIN
--------------------------------------------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under the penalties of perjury, I certify that the information provided on this form is true, correct and complete.
--------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE                                                                                 DATE             , 1997
--------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.